      As filed with the Securities and Exchange Commission on May 22, 1996

                                                  Registration No. 33-67748

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                                THE TORO COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                              41-0580470
     (State or other jurisdiction              (I.R.S. Employer
      of incorporation or organization)         Identification Number)

                            8111 Lyndale Avenue South
                          Bloomington, Minnesota 55420
                                 (612) 888-8801
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                ----------------

                          J. Lawrence McIntyre, Esquire
                  Vice President, Secretary and General Counsel
                                The Toro Company
                            8111 Lyndale Avenue South
                          Bloomington, Minnesota 55420
                                 (612) 888-8801
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:

                                 Helen P. Starr
                                 Attorney at Law
                             6010 33rd Street, N.W.
                          Washington, D.C. 20015-1606

                              EXPLANATORY STATEMENT

     Pursuant to this Amendment No. 1 to its Registration Statement on Form S-3 (Registration No. 33-67748), The Toro Company ("Registrant") deregisters 23,100 shares of its Common Stock, par value $1.00 per share, previously registered in connection with The Summit Club Stock Incentive Program (the "Program"), an incentive program for its Toro lawn equipment product dealers. The shares being deregistered were not issued in connection with Registrant's incentive program which has terminated. 76,900 shares were issued to participants in the Program.

                                          SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, The Toro Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington and State of Minnesota on the 22nd day of May, 1996.

                                   THE TORO COMPANY
                                   (Registrant)


                                   By:  J. LAWRENCE MCINTYRE
                                        ------------------------------------
                                        J. Lawrence McIntyre, Vice President,
                                        Secretary and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

   SIGNATURE                   TITLE                               DATE


KENDRICK B. MELROSE           Chairman, Chief Executive            May 22, 1996
- -----------------------       Officer, President and Director
Kendrick B. Melrose           (Principal Executive Officer)


          *                   Vice President Finance               May 22, 1996
- -----------------------       and Chief Financial Officer
Gerald T. Knight              (Principal Financial Officer)


          *                   Vice President and Controller        May 22, 1996
- ----------------------        (Principal Accounting Officer)
Randy B. James


                              Director                             May    , 1996
- ----------------------
Ronald O. Baukol


                              Director                             May    , 1996
- ----------------------
Robert C. Buhrmaster


                              Director                             May    , 1996
- ----------------------
Janet K. Cooper

          *                   Director                             May 22, 1996
- ----------------------
Alex A. Meyer


          *                   Director                             May 22, 1996
- ----------------------
Robert H. Nassau


          *                   Director                             May 22, 1996
- ----------------------
Dale R. Olseth


          *                   Director                             May 22, 1996
- ----------------------
Edwin H. Wingate



*   By  KENDRICK B. MELROSE
        -------------------
        Kendrick B. Melrose
        ATTORNEY-IN-FACT
        May 22, 1996












                                      II-2